SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  DECEMBER 19, 1997

                 Trans-World Insurance Company d/b/a Educaid and
                    ClassNotes Inc.(as Sellers) on behalf of
                            ClassNotes Trust 1997-I.


                                ClassNotes, Inc.
                          TRANS-WORLD INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

         Delaware                                           22-3400682
         ARIZONA                     333-18877              86-0255348
(State or other                     (Commission            (IRS Employer
jurisdiction of incorporation)      File Number)            ID Number)


  3301 C STREET, SUITE 100-M, SACRAMENTO, CALIFORNIA       95816
 (Address of principal executive offices)                (Zip Code)

Registrant's Telephone Number,
 including area code:                             (916) 446-5000


                  N/A
(Former name or former address, if changed since last report)

Item 5.     OTHER EVENTS

The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1996 and December 31, 1995 and for the three years ended December 31, 1996, prepared in accordance with generally accepted accounting principles, included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (formerly AMBAC Inc.) (which was filed with the Commission on March 12, 1997; Commission File Number 1-10777) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1997, and for each of the nine month periods ended September 30, 1997 and September 30, 1996, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1997 (which was filed with the Commission on November 14, 1997) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-18877) on Form S-3 of ClassNotes Inc. and Trans-World Insurance Company d/b/a Educaid; and (iii) the Prospectus Supplement for the ClassNotes Trust 1997-I and shall be deemed to be part hereof and thereof.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

(c)      EXHIBITS

         EXHIBIT NO.

                23.1   Consent of KPMG Peat Marwick LLP,
                       dated as of December 19, in
                       connection with the consolidated
                       financial statements of Ambac
                       Assurance Corporation and
                       Subsidiaries.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             CLASSNOTES TRUST 1997-I

                             By:


                             TRANS-WORLD INSURANCE COMPANY, Seller
                             CLASSNOTES INC., Seller


                             By: /S/ Michael Benoff
                                 Name: Michael Benoff
                                 Title: Senior Vice President

Dated: December 19, 1997

                                  EXHIBIT INDEX


EXHIBIT        DESCRIPTION OF EXHIBIT                             PAGE NO.

23.1           Consent of KPMG Peat Marwick LLP,
               dated as of December 19, 1997.......................  5